UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

NETAPP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on September 13, 2018.Meeting InformationMeeting Type: Annual Meeting For holders as of: July 17, 2018Date: September 13, 2018 Time: 3:30 p.m. PDTLocation:NetApp, Inc. Corporate Headquarters 1395 Crossman Avenue Sunnyvale, CA 94089You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.COMPUTERSHAREC/O NETAPP, INC.2 NORTH LASALLE STREET, 3RD FLOORCHICAGO, IL 60602 NETAPP, INC. E49947-P11684

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTERHow to View Online:Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 30, 2018 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting MethodsVote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.E49948-P11684

Voting Items The Board of Directors unanimously recommends a vote FOR each of the nominees named in proposal 1. 1. Election of Directors Nominees: 1a. T. Michael Nevens 1b. Gerald Held 1c. Kathryn M. Hill 1d. Deborah L. Kerr 1e. George Kurian E49949-1f. Scott F. Schenkel 1g. George T. Shaheen 1h. Richard P. WallaceThe Board of Directors unanimously recommends a vote FOR proposals 2, 3, 4, 5 and 6.2. To approve an amendment to NetApp’s Amended and Restated 1999 Stock Option Plan to increase the share reserve by an additional 9,000,000 shares of common stock. 3. To approve an amendment to NetApp’s Employee Stock Purchase Plan to increase the share reserve by an additional 2,000,000 shares of common stock. 4. To hold an advisory vote to approve Named Executive Officer compensation. 5. To ratify the appointment of Deloitte & Touche LLP as NetApp’s independent registered public accounting firm for the fiscal year ending April 26, 2019. 6. To ratify the stockholder special meeting provisions in NetApp’s bylaws.E49949-P11684

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